UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On April 30, 2019, Weatherford International plc issued a press release announcing the closing of the sale of its laboratory services business to a group led by CSL Capital Management, L.P. for $206 million in cash. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated April 30, 2019, announcing the closing of the sale of Weatherford's laboratory services business

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date:	April 30, 2019
/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary